SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.  1 )

Filed by the Registrant  [  ]

Filed by a Party other than the Registrant  [X]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, For Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12.

                                                   TRANS-LUX CORPORATION
Name of Registrant as Specified in Its Charter)

Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

  (1)  Title of each class of securities to which transaction applies:
      _____________________________    __________                              ___________
  (2)  Aggregate number of securities to which transaction  applies:
      ___________________________________________________________________
  (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      ___________________________________________________________________
  (4)  Proposed maximum aggregate value of transaction:
      ___________________________________________________________________
  (5)  Total fee paid:
      ___________________________________________________________________

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
          ___________________________________________________________________
      (2)  Form, Schedule or Registration Statement No.:
          ___________________________________________________________________
      (3)  Filing Party:
          ___________________________________________________________________
      (4)  Date Filed:
          ___________________________________________________________________

June 14, 2012

Dear Trans-Lux Stockholder:

            We recently mailed you proxy material in connection with our upcoming Annual Meeting of Stockholders to be held on June 26, 2012.  According to our records, we have not yet received your proxy.

            It is very important that your shares be voted, regardless of the number of shares you own.

            Please take a moment to VOTE  your shares by calling at (800) 454-8683 or go to www.proxyvote.com and follow the enclosed instructions.

            Our Board of Directors recommends a “FOR” vote on all proposals.

            Please disregard this letter if you have already voted your shares.  Thank you for your cooperation and support.

Sincerely,

Angela D. Toppi

Corporate Assistant Secretary

Trans-Lux Corporation         26 Pearl Street         Norwalk, CT   06850    203.642.5903

www.trans-lux.com